Fees Summary	Jan. 17, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 86,618,575.00
Previously Paid Amount	13,204.38
Total Fee Amount	13,261.31
Total Offset Amount	0.00
Net Fee	$ 56.93